UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2023

ZipRecruiter, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40406	27-2976158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

604 Arizona Avenue,	Santa Monica,	California	90401
(Address of principal Executive offices)			(Zip Code)
(877) 252-1062
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.00001 par value per share	ZIP	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.
On May 9, 2023, ZipRecruiter, Inc. (“ZipRecruiter” or the "Company") held a conference call regarding its financial results for the quarter ended March 31, 2023 and financial outlook (the “Earnings Call”). ZipRecruiter also issued a press release announcing its financial results for the quarter ended March 31, 2023 and financial outlook (the “Press Release”) and a letter to shareholders announcing its financial results for the quarter ended March 31, 2023 and financial outlook (the “Shareholder Letter”). Copies of the Press Release and the Shareholder Letter are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.
The information furnished with this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ZipRecruiter is making reference to non-GAAP financial information in both the Shareholder Letter and the Earnings Call. A reconciliation of GAAP to non-GAAP results is provided in the Shareholder Letter, which is attached as Exhibit 99.2 to this Current Report on Form 8-K.
Item 7.01    Regulation FD Disclosure.
ZipRecruiter announces material information to its investors using filings with the Securities and Exchange Commission, the Company’s Investor Relations page on its website at www.ziprecruiter.com, press releases, public conference calls, public webcasts, its Twitter feed (@ZipRecruiter), its Facebook page, and its LinkedIn page. Therefore, ZipRecruiter encourages investors, the media and others interested in the Company to review the information it makes public in these channels, as such information could be deemed to be material information.
Item 8.01    Other Events.
On May 5, 2023, the Board of Directors (the “Board”) of the Company authorized the Company to repurchase up to an additional $100.0 million (exclusive of fees and commissions) of outstanding shares of its Class A common stock, $0.00001 par value per share (the “Class A Common Stock”), and Class B common stock, $0.00001 par value per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), pursuant to an existing share repurchase program. Such amount is in addition to the Company’s previous aggregate authorization of $450.0 million. As of March 31, 2023, approximately $50.5 million (which amount excludes approximately $1.5 million of shares of Class A Common Stock repurchased and accrued, but not yet settled as of March 31, 2023) was available for future repurchases of shares of Common Stock under the Company’s share repurchase program. Under the share repurchase program, the Company may repurchase shares of Common Stock through open market or privately negotiated transactions, accelerated share repurchases, block purchases, or pursuant to one or more Rule 10b5-1 plans.
The share repurchase program has no expiration date and will continue until otherwise suspended, terminated or modified at any time for any reason by the Board. The share repurchase program does not obligate the Company to repurchase shares of Common Stock and the timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions, corporate and regulatory requirements and other investment opportunities. Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and Form 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Exchange Act.
Cautionary Statement Regarding Forward-Looking Statements
This report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which include, without limitation, statements regarding the Company’s intention to implement a program to purchase up to an additional $100 million of shares of Common Stock; the expected timing, volume and nature of such share repurchase program; the expected source of funding; and the duration of the share repurchase program. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “project,” “propose,” “endeavor,” “will,” “should,” “future,” “transition,” “outlook” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. These statements are not guarantees of future performance, and are based on management’s expectations as of the date of this report on Form 8-K and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from any future results, performance or achievements. With respect to the proposed share repurchase program and the Company’s long-term opportunities, the Company’s ability to execute such transactions and take advantage of such opportunities are subject to risks and uncertainties including, developments or changes in economic or market conditions, developments or changes in the securities markets, fluctuations in the trading volume and market price of the Common Stock, the effects of the COVID-19 pandemic on the Company’s business and the economy generally, and other factors identified in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023, as filed with the Securities and Exchange Commission on May 9, 2023. The foregoing list of risks and uncertainties is illustrative, but is not exhaustive. Additional information will also be set forth in the Company’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that it makes with the Securities and Exchange Commission. These forward-looking statements are subject to material risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Except as may be required by law, the Company undertakes no obligation, and does not intend, to update these forward-looking statements after the date of this report on Form 8-K.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

99.1	Press Release, dated May 9, 2023.
99.2	Shareholder Letter, dated May 9, 2023.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIPRECRUITER, INC.

Date: May 9, 2023	By:	/s/ Timothy Yarbrough
Timothy Yarbrough
Executive Vice President, Chief Financial Officer